UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 26, 2008
(Date of Earliest Event Reported)
CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Incorporation)	001-08896 (Commission File No.)	75-2027937 (I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 874-2323
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01. REGULATION FD DISCLOSURE
Capstead Mortgage Corporation has created a second quarter 2008 investor fact sheet to be used in meetings with the investment community and for other marketing purposes. The materials are attached hereto as Exhibit 99.1 and incorporated herein by reference and are also available on our website at www.capstead.com.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (b) Exhibits.
          99.1 Second quarter 2008 investor fact sheet.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

August 26, 2008	By:	/s/ Phillip A. Reinsch

Phillip A. Reinsch
Chief Financial Officer and Executive Vice President